Filed Pursuant to Rule 497(a)
File No. 333-272060
Rule 482ad
[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer / Ticker:	New Mountain Finance Corporation (NMFC)
Description:	$25 Par 5NC2 Senior Unsecured Notes
Expected Security Ratings (M/F)*:	Baa3/BBB- (Stable/Stable)
Format:	SEC Registered
Maturity:	November 15, 2028
Denominations:	$25 and integral multiples thereof
Announced Size:	$75 million (3 million $25 par notes)
IPT:	8.250-8.375%
Coupon Structure:	Fixed-for-Life
Payment Dates:	February 15, May 15, August 15, and November 15 of each year beginning on February 15, 2024
Optional Redemption:	In whole or in part anytime on or after November 15, 2025 at par
DRD / QDI Eligible:	No
Use of Proceeds:	To repay outstanding indebtedness under the NMFC Credit Facility
Joint Bookrunners:	WFS (B&D) / BofA / MS / UBS
Expected Listing:	NASDAQ
Timing:	Today’s Business
Sales into Canada	No
Settlement**:	T+5 (November 13, 2023)
Marketing:	eRed
CUSIP:	647551308
ISIN:	US6475513080
*A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
** Under Rule 15c6-1 of the Exchange Act, trades in the secondary market are required to settle in two business days, unless the parties to a trade expressly agree otherwise. Accordingly, purchasers who wish to trade notes prior to the second business day preceding the settlement date will be required, by virtue of the fact that the notes initially will settle in T+5, to specify alternative settlement arrangements to prevent a failed settlement.
The issuer has filed a registration statement (including a prospectus and related prospectus supplement) with the U.S. Securities and Exchange Commission (SEC) for this offering. Before you invest, you should read the prospectus supplement for this offering, the prospectus in that registration statement, and the other documents incorporated by reference into the prospectus supplement that the issuer has filed with the SEC, for more complete information about the issuer and this offering. You may get these documents for free by visiting the SEC website at www.sec.gov. Alternatively, you may obtain a copy of the prospectus supplement and the accompanying prospectus from Wells Fargo Securities, LLC at 1-800-645-3751, BofA Securities, Inc. at 1-800-294-1322, Morgan Stanley & Co. LLC at 1-866-718-1649, and UBS Securities LLC at 1-888-827-7275.
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